EXHIBIT 10.14

The bank shall explain the key contents of this contract and distribute the copies of this contract and the bank's standard contract of loan transaction.



                      CONTRACT OF LOAN (LIMIT) TRANSACTION
                      ------------------------------------
                       (For limit transaction, enterprise)


To  Korea  City  Bank                              Date   2005.11.29


Name                             (Sign)
      ---------------------------------
Address


   I understand that in the revolving loan transaction (includes current account loan and savings loan) with Korea City Bank (hereinafter referred to as the "Bank") according to the conditions hereinafter, the standard contract of loan transaction (includes deposits transaction contract for enterprise, current account loan and savings loan) will be applied. I duly recognize the following articles.

                           CHAPTER 1 GENERAL CONTRACT

ARTICLE  1  LOAN  LIMIT
1. The revolving loan limit is as follows, as long as it is within the range of the sum of actual balance (for foreign currecy loan, won exchange rate of customer telegraphic transfer sales rate is applied) of each independent loan type limit amount does not exceed the each respective loan type limit or the total limit.



Total limit    Loan type limit                 Loan subject limit
               ------------------------------  ---------------------------------
               Type             Amount         Type                Amount
-------------  ---------------  -------------  ------------------  -------------
Three hundred
million won                                                        Won
-------------  ---------------  -------------  ------------------  -------------
                                                                   Won
-------------  ---------------  -------------  ------------------  -------------
                                                                   Won
-------------  ---------------  -------------  ------------------  -------------
                                                                   Won
-------------  ---------------  -------------  ------------------  -------------
                                                                   Won
-------------  ---------------  -------------  ------------------  -------------
                                                                   Won
-------------  ---------------  -------------  ------------------  -------------
                                                                   Won
-------------  ---------------  -------------  ------------------  -------------
                                                                   Won
-------------  ---------------  -------------  ------------------  -------------
                                                                   Won
-------------  ---------------  -------------  ------------------  -------------
                                                                   Won
-------------  ---------------  -------------  ------------------  -------------

2. This clause is also applied to the amount over the limit in loans temporarily over the limit (includes addition of new loan subjects) due to the debtor's need.

ARTICLE  2  PERIOD  OF  TRANSACTION
The  period  of  transaction  for  this  contract  is  until


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
ARTICLE  3  METHOD  OF  EXECUTION  OF  LOAN
Loan  is  executed  upon  request  of  the  debtor  with certain qualifications.

ARTICLE  4  INTERESTS  AND  ARREARS  COMPENSATION
1. Interest rate for the loan amount is as follows and is paid according to the method and time (for current account loan and saving loan, each monthly settlement day decided by the bank) decided by the bank (listen to the employee's explanation and place a check mark inside the appropriate [ ] )


                                                                   Arrears compensation
Loan subject  Interest rate                                        rate
------------  ---------------------------------------------------  --------------------
              Fixed (standard              Variable (standard
              contract of loan             contract of loan        Standard contract of
              transaction Article 3        transaction Article 3   loan transaction
              Clause 2 Section 1)          Clause 2 Section 2)     Article 3, Section 5
------------  ---------------------------  ----------------------  --------------------
              [ ]   % pa until expiry of
              loan contract                   [ ]    + (   ) % pa  Maximum   % pa
------------  ---------------------------  ----------------------  --------------------
              [ ]   % pa until expiry of
              loan contract                   [ ]    + (   ) % pa  Maximum   % pa
------------  ---------------------------  ----------------------  --------------------
              [ ]   % pa until expiry of
              loan contract                   [ ]    + (   ) % pa  Maximum   % pa
------------  ---------------------------  ----------------------  --------------------
              [ ]   % pa until expiry of
              loan contract                   [ ]    + (   ) % pa  Maximum   % pa
------------  ---------------------------  ----------------------  --------------------
              [ ]   % pa until expiry of
              loan contract                   [ ]    + (   ) % pa  Maximum   % pa
------------  ---------------------------  ----------------------  --------------------
              [ ]   % pa until expiry of
              loan contract                   [ ]    + (   ) % pa  Maximum   % pa
------------  ---------------------------  ----------------------  --------------------
              [ ]   % pa until expiry of
              loan contract                   [ ]    + (   ) % pa  Maximum   % pa
------------  ---------------------------  ----------------------  --------------------

[x] Any bank deposit repayments through ATMs or electronic banking means after bank business hours may not be recorded as being repaid on the day

2. In the event interest is not paid by the due date, arrears compensation shall be made according to the amount that was to be paid.

3. In the event the debt is not discharged at the expiry of the loan or the interest of the expiry date lost according to standard contract of loan transaction Article 7, arrears compensation shall be made according to the amount of loan remaining.

4. For current account loan and savings loan, if the limit amount is exceeded through limit-exceeding payment and interests principal, arrears compensation shall be made according to the amount exceeded.

5. In calculating interests and arrears compensation, 365 days are considered as 1 year, but in foreign transactions, international and business customs will be applied.

ARTICLE  5  EXECUTION  PERIOD  OF  LOAN
The  execution period of the loan limit and loans for each transaction period in
Article  1  and  2  is  as  follows.


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
1.  Each  loan  execution  period  is  decided  separately  for  each  loan.

2. If there are no specific clauses in the section before or is unclear, the debtor shall make repayments on the repayment date decided by the bank based on bills and other debt deeds. This repayment date maybe extended at bank's discretion.

ARTICLE  6  REDUCTION  AND  SUSPENSION
1. In the case of a line transaction or an installment loan, the bank may decide to reduce the loan (line) amount in Article 1 through notice or temporarily stop the loan execution regardless of the transaction period due to sudden changes in national economy and financial state or significant deterioration of personal credit state of the loanee. In this event the loanee shall pay any amount exceeding the line due to the reduction.

2. The bank shall withdraw the reduction or the suspension caused by the reasons stated in Clause once such matters are solved and normal loan transaction is possible.

ARTICLE  7  SPECIAL  OFFSET  CLAUSE  FOR  DEPOSIT  TRUST  LOAN
1. For deposit trust loan, in the event related monthly deposit is delayed for 4 times or more, the bank may offset the related deposit and loan amount before expiry of loan period through notification.

2. For deposit trust loan, arrears compensation shall be made as to the interests to be paid before offset and the loan amount remaining after offset.

ARTICLE  8  SERVICE  CHARGE  FOR  REMAINING  LIMIT  IN  THE  CONTRACT
1. In the event there is a separate clause for any remaining amount within the credit limit set in Article 1, service charge shall be paid according to the standards set by the clause.

ARTICLE  9  REVENUE  STAMP
1. Revenue stamp cost incurred by this contract shall be paid by ([ ]loanee, [ ]bank, [ ]loanee and bank 50% each ).

2. In the event the bank pays the revenue stamp cost that was to be paid by the loanee according to Clause 1, it shall be paid within a short period according to bank's standard contract of loan transaction Article 4.

ARTICLE  10  SUBMISSION  OF  BILL OF DEBT AND CONFERMENT OF SUPPLEMENTARY RIGHTS
1. In loans concerning installment repayment loan, bill loan and line transaction (excluding current account loan), a copy bill of debt excluding its value and payment date will be published, endorsed by joint surety and submitted to the bank.

2. The bank may supplement and exercise the blank bill in Clause 1 if the debtor does not pay the debts until the expiry of repayment date or transaction period, or loses its rights due to Article 7 of the standard contract of loan transaction (enterprise).

3. The amount of bill in the event of exercising Clause 2 shall be within the sum of principal, interests, arrays compensations and other miscellaneous costs incurred.

ARTICLE  11  PLEDGE
1. A pledge has been placed on the deposit shown below and transfer of its evidence (bank book) to the bank complete for the security of the debt by this contract.

2. The effect of the pledge in Clause 1 includes principal and interest, earning rights (includes any amount deposited after the contract) and any collaterals to the above including interests, earning rights to earnings, special subsidies and court subsidies.

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
3. The effects of the above pledge will persists in the event of extension of period, rewriting, renewal, division, incorporation, augmentation or reduction of the deposit, and if the trust, the target, has been extended or automatically extended due to arrears the pledge will still have effect above its earning rights.

4. The bank may elect not to exercise the pledge stated in Clause 1 and instead opt for proxy appropriation of restoration repayment or apply commercial customs for the debt of the bank and the deposit shown below according to the bank's standard contract of loan transaction.
*  Deposits  for  the  purpose  of  pledge



        Deed record     Holder or
        number          truster      Amount                Total deposit
Type    --------------  -----------  (Contractual          Amount til                   Date on deed  Payment date
                                     Amount)               20  .  .
        Account number  Beneficiary
------  --------------  -----------  --------------------  ---------------------------  ------------  ------------

        --------------  -----------

------  --------------  -----------  --------------------  ---------------------------  ------------  ------------

        --------------  -----------

------  --------------  -----------  --------------------  ---------------------------  ------------  ------------

        --------------  -----------

------  --------------  -----------  --------------------  ---------------------------  ------------  ------------

Note:  Use  only  if  the  pledge  is  in  the  name  of  the  debtor

ARTICLE  12  DUTY  OF  MAINTENANCE  OF  REPAYMENT  MEANS
1. I shall maintain adequate financial ratio as shown below for the purpose of maintaining repayment means for the debts incurred by this contract. In the event of other clauses such as Financial Structure Improvement, it shall be affixed to the end of this transaction contract and considered a part of this transaction contract.

Classification       20  .     20  .     20  .     20  .     20  .
----------------     -----     -----     -----     -----     -----
Debt ratio               %         %         %         %         %
Self asset ratio         %         %         %         %         %
(      )ratio            %         %         %         %         %
(      )ratio            %         %         %         %         %

2. In the event of the following, the bank shall be consulted and agreed upon in advance.
     1. Merger, business transfer/acquisition and other sale/rent of important assets
     2. Investment on fixed assets for reasons other than specified in the contract
     3.  Surety  for  other's  debts
     4.  Entering  new  business  or  foreign  investment
     5. Company structure work out, privatization, or any other significant management changes

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
3. I shall agree to the acts of following sections if the bank so requires for the maintenance of the transaction contract.
     1.  Sales  of  owned  real  estates  or  securities
     2.  Investment  of  majority  shareholder
     3.  Issuance  of  new shares to be purchased or going public of the company

4. The 1st and the 3rd Clause will only be applied in the presence of any special agreements for each Clause between the loanee and the bank.

ARTICLE  13  SUBMISSION  OF  DATA
1. I agree to submit the following documents stated below in each respective period and any other documents required for the maintenance of the loan contract on the bank's request according to bank's standard contract of loan transaction
Article  17  and  Article  19.
     1. Each quarter : Surtax returns, trial balance of totals and balances, statement of current debts, sales estimates to customers and of items
     2. Each half-year : Half-year accounts report, surtax returns, trial balance of totals and balances, statement of current debts, sales estimates to customers and of items
     3. Each year : Certified public accountant's inspection report (financial statement of settlements), related statement of settlements, corporation registration transcript, business registry, shareholders book, article of corporation, summary sheet of earned income tax collected, estimated statement of settlements (3 years), state of major business relations, copies each permits and technology permit related documents (KS, ISO, patent rights, etc), labor-management dispute statement, miscellaneous product descriptions, concentric trades reference data, etc.
     4. On demand : Trial balance of totals and balances, statement of current debts, documentary evidence of asset spending, etc.

2. I agree to submission of the following documents on request of the bank for the purpose of the company's foreign currency risk state and maintenance conditions in evaluating credit information.
     1. Foreign currency risk maintenance structure and maintenance regulations conditions
     2.  Foreign  currency  supply  and  application  statement
     3.  Foreign  currency  derivative  product  trade  statement

ARTICLE  14  MEASURES  AGAINST  SUBMISSION  OF  FALSE  DATA
1. If any false information or any false acts in writing out the documents related to loan contract, the bank may invoke bank's standard contract of loan transaction Article 7 Clause 4 Section 5 in loss of period rights, and also terminate applications for new loans as well as take other legal measures.

2. If part or all of contents of the documents separately submitted to the bank other than contracts, special contracts or self-recovery plan, the bank may terminate applications for new loans and invoke bank's standard contract of loan transaction Article 7 Clause 4 Section 5 in loss of period rights.

 CHAPTER 2 SPECIAL CONTRACTS ON CURRENT ACCOUNT LOAN AND SAVING LOAN TRANSACTION

ARTICLE  15  PAYMENT  OF  LOAN  AMOUNT
1. In the event of existence of debt incurred by this contract, and assets (deeds are exempted until settled, deposited bills are considered transferred to the bank as a security to the bank) deposited registered in savings loan or current account loan (hereinafter referred to as the "target account") will automatically used to repay loan amount.

2. In the event of withdrawal request exceeding the balance of the savings loan account or current account loan account, automatic payment request of regular payment and other various bills, the amount is considered as having been withdrawn or automatically paid from the target account.

3. The bank may pay an amount exceeding the loan limit in Article 1 without notice to the debtor for use in payment of interest principals and for payout of bills and checks. In this case, the debtor shall compensate for the exceeded amount.

4. Interests and arrears compensation shall be subtracted from target account or added to the loan amount regardless of the limit amount in Article 1, in which case compensation shall be made.

5. Loan amount shall be repaid freely over time, the remaining amount shall be repaid temporarily before or on the expiry of first revolution, the whole amount shall be repaid on the expiry of loan period.

[x] Any bank deposit repayments through ATMs or electronic banking means after bank business hours may not be recorded as being repaid on the day

ARTICLE  16  SPECIAL  CONTRACT  ON  CURRENT  ACCOUNT  LOAN
1. The loan period for one current account loan shall be determined by the bank.

2. In the event of incurring claims to the bank through bills or checks issued by the debtor due to this contract, the amount shall be considered as loan amount debt and repaid according to this contract.

3. If bills or checks issued before reduction or suspension in Article 6 is refused payout, there will be no disputes.

4. If required, such as significant disadvantage to the debtor through refusal of payout of checks or bills, the bank may payout bills or checks issued before the expiry of the loan transaction after the expiry of loan transaction. The loan amount incurred through this process will also be subject to this contract.



                     CHAPTER 3 MISCELLANEOUS SPECIAL CLAUSES




                                 (Name)                                   (Sign)
---------------------------------------     ------------------------------------




I have received the bank's standard contract of loan transaction and the copy of this contract, and have sufficiently heard and understood its contents

                                 (Name)                                   (Sign)
---------------------------------------     ------------------------------------


(Affix  Revenue  Stamp  here)



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